SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 9, 2005

Date of Report (Date of earliest event reported)

NBTY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-31788	11-2228617
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

90 Orville Drive Bohemia, New York 11716
(Address of principal executive offices, including zip code)

(631) 567-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.            REGULATION FD DISCLOSURE

In its press release dated September 9, 2005, NBTY, Inc. announced that it intends to offer $150 million in aggregate principal amount of Senior Subordinated Notes due 2015.  A copy of the press release is attached as Exhibit 99.1.  In connection with the proposed offering, the Company intends to disclose risk factor information (attached as Exhibit 99.2), information on the Company’s liquidity and capital resources (attached as Exhibit 99.3) and updated information on the Company’s business (attached as Exhibit 99.4).

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits.

99.1               Press release issued by NBTY, Inc., dated September 9, 2005.

99.2               Risk factors.

99.3               Liquidity and capital resources.

99.4               Business.

This Form 8-K and the attached Exhibits are furnished to comply with Item 7.01 and Item 9.01 of Form 8-K.  Neither this Form 8-K nor the attached Exhibits are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBTY, INC.

By:	/s/ Harvey Kamil
Name:	Harvey Kamil
Title:	President and Chief Financial Officer

Date:  September 9, 2005